FIRST AMENDMENT TO
             STOCK PURCHASE AND REDEMPTION AGREEMENT

     THIS FIRST AMENDMENT TO STOCK PURCHASE AND REDEMPTION PURCHASE AGREEMENT ("Amendment"), dated as of this ___________ day of March, 1993, is by and between Golden Eagle Casinos International, a Nevada corporation ("Golden Eagle") and International Game Technology, a Nevada corporation ("IGT") with reference to that certain Stock Purchase and Redemption Agreement (the "Agreement"), dated as of the fourth day of December, 1992, by and between Golden Eagle and IGT.

     In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Amendment to Section 1.7. Section 1.7 of the Agreement is amended to read in its entirety as follows:

     "1.7. Financial Statements. The Consolidated Financial Statements of CMS and the Subsidiaries audited by Deloitte & Touche for the period ending September 30, 1991, the Financial Statement of King's Casino Limited audited by Price Waterhouse for the period ending September 30, 1991, and those portions of the Unaudited Financial Statements for the period ending September 30, 1992, delivered to Golden Eagle fairly present, in all material respects, the financial position of CMS and the Subsidiaries and results of their respective operations at and for the period therein specified in accordance with generally accepted accounting principles. All of the Financial Statements referred to above are collectively referred to herein as the "Disclosed Financial Statements."

2. Deletion of Section 8.8. Section 8.8 of the Agreement, entitled Audited Financial Statements, is hereby deleted in its entirety.

     IN WITNESS WHEREOF, this Amendment has been executed by Golden Eagle and IGT as of the date first above written.

GOLDEN EAGLE:                 GOLDEN EAGLE CASINOS INTERNATIONAL



                              By__________________________________
                                Roger H. Elton, President

IGT:                          INTERNATIONAL GAME TECHNOLOGY



                              By__________________________________
                                John J. Russell, President